UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 19, 2012   (Date of earliest event reported): March 15, 2012

DiMi Telematics International, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52759 (Commission File Number)	20-4743354 (IRS Employer Identification No.)

290 Lenox Avenue, New York, NY  10027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (855) 633 - 3738

First Quantum Ventures, Inc.
Former name, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03                      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

Effective March 15, 2012, First Quantum Ventures, Inc. (the “Company”) changed its name to DiMi Telematics International, Inc.  In addition, effective March 16, 2012, the Company’s quotation symbol on the OTC QB operated by the OTC Markets Group was changed from FQVE to DIMI.  A copy of the certificate of amendment changing the Company’s name to DiMi Telematics International, Inc. is attached hereto as Exhibit 3.1.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Quantum Ventures, Inc.

Date: March 19, 2012	By:	/s/ Barry Tenzer
Barry Tenzer President

3